Tax Status of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status of the Plan	Tax Status of the Plan
On December 1, 2022, the Plan adopted a plan document sponsored by an affiliate of the Trustee, along with associated administrative documents, containing terms substantially similar to those in place for the Plan prior to adoption. The Trustee obtained an opinion letter from the IRS dated June 30, 2020 that the form of plan document as the Plan adopted it is qualified under the Code and any employer or plan adopting the form will therefore be considered to have a plan qualified under the Code and exempt from taxation. The Plan Administrator believes the Plan is being operated in compliance with the applicable requirements of the Code and, therefore, believes the Plan is qualified and the related trust is tax-exempt.
GAAP requires Plan management to evaluate uncertain tax positions taken by the Plan and recognize a tax liability if Plan management believes it is more likely than not that the Plan has taken a position that, based on the technical merits, would not be sustained upon examination by the IRS. Plan management has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there were no uncertain positions taken or expected to be taken. The Plan is subject to routine audits by taxing jurisdictions; however, there are no audits for any tax periods in progress.